May 1, 2025 PARKER HANNIFIN CORPORATION Fiscal 2025 Third Quarter Earnings Presentation Exhibit 99.2

2 Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and may also include statements regarding future performance, orders, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance may differ materially from expectations, including those based on past performance. Among other factors that may affect future performance are: changes in business relationships with and orders by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms, changes in contract costs and revenue estimates for new development programs; changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination and ability to successfully undertake business realignment activities and the expected costs, including cost savings, thereof; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and other government actions, including related to environmental protection, and associated compliance costs; supply chain and labor disruptions, including as a result of tariffs and labor shortages; threats associated with international conflicts and cybersecurity risks and risks associated with protecting our intellectual property; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; effects on market conditions, including sales and pricing, resulting from global reactions to U.S. trade policies; manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and economic conditions such as inflation, deflation, interest rates and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in the tax laws in the United States and foreign jurisdictions and judicial or regulatory interpretations thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should also consider forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including adjusted net income, organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, free cash flow, adjusted free cash flow conversion, and free cash flow margin. As used in this presentation, EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment, integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Adjusted free cash flow conversion is defined as free cash flow adjusted for one-time items divided by net income. Although adjusted net income, organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, free cash flow, adjusted free cash flow conversion, and free cash flow margin are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the periods presented. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit investors.parker.com for more information. Forward-Looking Statements and Non-GAAP Financial Measures

3 Strength of our Business and Team Delivers Record Results FY25 Q3 Highlights $5.0B Sales (2%) Reported +1% Organic1 26.3% Adjusted Segment Operating Margin1 +160 bps 27.0% Adjusted EBITDA Margin1 +150 bps $2.3B YTD CFOA 8% Growth 19% Reduction in Recordable Incident Rate 7% Adjusted EPS Growth1 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY25 Q3 As Reported: Segment Operating Margin of 23.2%, EBITDA Margin of 26.5%, Net Income of $961M, EPS growth of 33%. • Top quartile safety performance • Record Adjusted Segment Operating Margin1 of 26.3% • Record Adjusted EBITDA Margin1 of 27.0% • Record YTD Cash Flow from Operations of $2.3B • Order rates increase to +9% on long-cycle strength • Expanding margins & EPS in a dynamic environment

4 Our Business System Drives Performance Over the Cycle

5 Our Portfolio Is More Resilient Than Ever ~60% FY25G Revenue ~$20B Flow & Process Control 23% Motion Systems 17% Aerospace 31% Filtration & Engineered Materials 29% • #1 position in Motion & Control industry • Interconnected technologies & solutions across market verticals • Acquisitions of Clarcor, LORD, Exotic, & Meggitt • Greater exposure to longer cycle & secular growth trends Technology Platforms

6 Simplification Drives Margin Expansion Across Cycles Structure & Footprint Continuous improvement to increase profitability Organization Design Optimizing resources Revenue Complexity Leveraging distribution; Product rationalization Simple by Design Reducing complexity to enable growth & efficiency 80/20

7 Strategic Supply Chain is a Competitive Differentiator Dual Sourcing Increasing resiliency Local for Local Source, make and deliver in region, for the region Demand & Capacity Planning Improving customer experience Tariff Mitigation Robust analytics and processes designed to protect EPS

8 SUMMARY OF FISCAL 2025 3RD QUARTER HIGHLIGHTS

9 FY25 Q3 Financial Summary $ Millions, except per share amounts FY25 Q3 FY25 Q3 FY24 Q3 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $4,960 $4,960 $5,074 (2%) Segment Operating Margin 23.2% 26.3% 24.7% +160 bps EBITDA Margin 26.5% 27.0% 25.5% +150 bps Net Income $961 $904 $851 +6% EPS $7.37 $6.94 $6.51 +7% 1. Sales figures As Reported. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY24 Q3 As Reported: Segment Operating Margin of 21.5%, EBITDA Margin of 25.1%, Net Income of $727M, EPS of $5.56.

10 FY25 Q3 Adjusted Earnings per Share Bridge 1. FY24 Q3 As Reported EPS of $5.56. FY25 Q3 As Reported EPS of $7.37. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. $0.17 ($0.02) $0.32 $0.08 $0.01 ($0.13) FY24 Q3 Adjusted EPS¹ Segment Operating Income Interest Expense Corp G&A Share Count Income Tax Other Expense FY25 Q3 Adjusted EPS¹ $6.51 $6.94

FY25 Q3 Segment Performance

		Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial	North America Businesses	$2,031M (3%) Organic	23.0%	25.2% +110 bps YoY	+3%	• Record adjusted segment operating margin • Softness in transportation, off-highway & energy • Orders positive for second consecutive quarter
Diversified Industrial	International Businesses	$1,358M (3%) Organic	23.0%	25.1% +160 bps YoY	+11%	• Record adjusted segment operating margin • Organic growth: +2% APAC, (7%) EMEA, +8% LA • Orders accelerate on long-cycle strength
	Aerospace Systems	$1,572M +12% Organic	23.7%	28.7% +200 bps YoY	+14%	• Record sales and adjusted segment operating margin • 12% organic growth on aftermarket strength • Record Aerospace segment backlog of $7.3B
	Parker	$4,960M +1% Organic	23.2%	26.3% +160 bps YoY	+9%	• Win Strategy™ execution delivers record margins • Order rates accelerate to +9% reflecting our transformed portfolio and long-cycle strength

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
2. All comparisons are at constant currency exchange rates; with the prior year quarter restated to the current-year rates and exclude divestitures. Diversified Industrial orders are rolling 3-month average computations and Aerospace Systems are rolling 12-month average computations.

11

12 FY25 Q3 YTD Cash Flow Performance $2.3B Cash Flow from Operations +8% growth 15.8% Cash Flow from Operations Margin 13.7% Free Cash Flow Margin1 $2.0B Free Cash Flow1 +8% growth $750M YTD Share Repurchases2 Cash Flow Highlights 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 2. Includes discretionary and 10b5-1 share repurchases. $1.9B $2.0B CFOA Free Cash Flow1Cash Flow from Operations % to sales $2.1B $2.3B 12.6% 13.7%14.6% 15.8% FY24 FY25FY25FY24 10% Quarterly Dividend Increase • $1.80 declared April 24, 2025 • 69 fiscal years of increasing annual dividend per share paid

13 FY25 GUIDANCE UPDATE

FY25 Sales Growth Forecast by Key Market Verticals

Key Market Verticals	% of Sales	Previous FY25 Guidance	Commentary	Current FY25 Guidance
Aerospace & Defense	33%	~11%	• High-teens aftermarket growth • Continued progress on commercial OEM growth	~12%
In-Plant & Industrial	20%	LSD	• Prolonged delay in industrial recovery • Active quoting despite project delays	(LSD)
Transportation	15%	Neutral	• Lower auto production forecast in NA & EMEA • Work truck demand stronger vs. on-highway	(LSD)
Off-Highway	15%	(Mid-Teens)	• OEM destocking & end market weakness persists • Partially offset by stronger aftermarket	(Low-Teens)
Energy	8%	Neutral	• Lower oil prices & disciplined capital spending	(LSD)
HVAC/R	4%	MSD	• Continued strength from residential	HSD

FY25 Organic Forecast:

Aerospace: ~12% **Industrial: (~3%)** **Parker: ~1%**

14

FY25 Guidance Update

EPS Midpoint: $26.02 As Reported, Maintaining $26.70 Adjusted

Guidance Metric	FY25 Full Year	Full Year Assumptions	FY25 Q4 Midpoint
Reported Sales Growth	**~(1%)**	• Currency unfavorable ~(0.5%) • Divestitures impact ~(1.5%)	**~$5.1B**
Organic Sales Growth[1]	**~1%**	• Raised Aerospace organic growth to 12% • Lowered Industrial organic growth to (3%)	**~0.5%**
Adj. Operating Margin[1]	**~25.9%**	• All segments expected to expand margins • 100 bps margin expansion vs. prior year	**~26.1%**
Adj. EPS Midpoint[1]	**$26.70**	• Maintaining guidance midpoint • Includes announced tariffs fully offset by mitigation actions • Annualized gross tariffs: ~$375M or estimated 3% of COGS	**$7.05**
Free Cash Flow[1]	**~$3.1B**	• CapEx: ~2% of sales • FCF Conversion[2] >100%	- -

Parker

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
2. FCF conversion >100% adjusting for after tax gain on divestitures ($223M) and gain on sale of building ($8M), and discrete tax benefit ($180M).

15

16 • Safety, Engagement, Ownership • Living up to Our Purpose • Top Quartile Performance • Great Generators & Deployers of Cash What Drives Parker

17 FY25 Q4 Earnings Release August 7, 2025 FY26 Q1 Earnings Release November 6, 2025 UPCOMING EVENT CALENDAR

18 • FY25 Guidance Details • Reconciliation of Organic Growth • Adjusted Amounts Reconciliation – Consolidated Statement of Income • Adjusted Amounts Reconciliation – Segment Operating Income • Reconciliation of EBITDA to Adjusted EBITDA • Reconciliation of Operating Cash Flow Margin and Free Cash Flow Margin • Supplemental Sales Information – Global Technology Platforms • Reconciliation of Q4 FY25 Guidance • Reconciliation of FY25 Guidance Appendix

FY25 Guidance Details

Sales Growth vs. Prior Year	As Reported	Organic[1]
Diversified Industrial Segment		
North America Businesses	~(8%)	~(4%)
International Businesses	~(4%)	~(2.5%)
Aerospace Systems Segment	~12%	~12%
Parker	**~(1%)**	**~1%**

Segment Operating Margins	As Reported	Adjusted[1]
Diversified Industrial Segment		
North America Businesses	~22.9%	~25.1%
International Businesses	~22.1%	~24.5%
Aerospace Systems Segment	~23.1%	~28.3%
Parker	**~22.7%**	**~25.9%**

Earnings Per Share	As Reported	Adjusted[1]
Midpoint	**$26.02**	**$26.70**

Additional Items	As Reported	Adjusted[1]
Corporate G&A	**~$205M**	
Interest Expense	**~$410M**	
Other (Income) Expense	**(~$190M)**	**~$65M**
Tax Rate	**~16.5%**	**~21.5%**
Diluted Shares Outstanding	**~130.4M**	

Detail of Pre-Tax Adjustments to:	Segment Margins	Below Segment
Acquired Intangible Asset Amortization	**~$550M**	—
Business Realignment & Other	**~$60M**	**~$10M**
Integration Costs to Achieve	**~$22M**	—
Gain on Sale of Building	—	**(~$10M)**
Gain on Divestitures	—	**(~$250M)**

Additional Adjustments to EPS:	Segment Margins	Below Segment
Discrete Tax Benefit	—	**~$180M**

Parker

1. Includes certain non-GAAP adjustments and financial measures.

19

Reconciliation of Organic Growth

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date				
Net Sales	**As Reported March 31, 2025**	**Currency**	**Divestitures**	**Adjusted March 31, 2025**	**As Reported March 31, 2024**
Diversified Industrial	$ 3,388,759	$ 54,201	$ 104,980	**$ 3,547,940**	$ 3,665,643
Aerospace Systems	1,571,590	2,336	-	**1,573,926**	1,408,713
Total Parker Hannifin	$ 4,960,349	$ 56,537	$ 104,980	**$ 5,121,866**	$ 5,074,356

	As reported	Currency	Divestitures	**Organic**
Diversified Industrial	(7.6)%	(1.5)%	(2.9)%	**(3.2)%**
Aerospace Systems	11.6 %	(0.1)%	0.0 %	**11.7 %**
Total Parker Hannifin	(2.2)%	(1.0)%	(2.1)%	**0.9 %**

Supplemental Information:

Net Sales	**As Reported March 31, 2025**	**Currency**	**Divestitures**	**Adjusted March 31, 2025**	**As Reported March 31, 2024**
Diversified Industrial:					
North America businesses	$ 2,030,970	$ 17,458	$ 104,980	**$ 2,153,408**	$ 2,231,478
International businesses					
Europe	758,405	14,486	-	**772,891**	830,166
Asia Pacific	523,307	16,046	-	**539,353**	527,732
Latin America	76,077	6,211	-	**82,288**	76,267
International businesses	$ 1,357,789	$ 36,743	$ -	**$ 1,394,532**	$ 1,434,165

	As reported	Currency	Divestitures	**Organic**
Diversified Industrial:				
North America businesses	(9.0)%	(0.8)%	(4.7)%	**(3.5)%**
International businesses				
Europe	(8.6)%	(1.7)%	0.0 %	**(6.9)%**
Asia Pacific	(0.8)%	(3.0)%	0.0 %	**2.2 %**
Latin America	(0.2)%	(8.1)%	0.0 %	**7.9 %**
International businesses	(5.3)%	(2.5)%	0.0 %	**(2.8)%**

Parker

20

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

	Quarter-to-Date FY 2025								
	As Reported March 31, 2025	**% of Sales**	**Acquired Intangible Asset Amortization**	**Business Realignment Charges**	**Meggitt Costs to Achieve**	**Saegertown Incident**	**Discrete Tax[1] Benefit**	**Adjusted March 31, 2025**	**% of Sales**
Net sales	$ 4,960,349	100.0 %	$ -	$ -	$ -	$ -	$ -	**$ 4,960,349**	**100.0 %**
Cost of sales	3,129,951	63.1 %	19,618	4,742	210	-	-	**3,105,381**	**62.6 %**
Selling, general and admin. expenses	784,355	15.8 %	116,346	5,521	5,237	-	-	**657,251**	**13.3 %**
Interest expense	95,942	1.9 %	-	-	-	-	-	**95,942**	**1.9 %**
Other (income) expense, net	(44,713)	(0.9)%	-	116	-	7,725	-	**(52,554)**	**(1.1)%**
Income before income taxes	994,814	20.1 %	(135,964)	(10,379)	(5,447)	(7,725)	-	**1,154,329**	**23.3 %**
Income taxes	33,628	0.7 %	31,272	2,387	1,253	1,777	179,849	**250,166**	**5.0 %**
Net income	961,186	19.4 %	(104,692)	(7,992)	(4,194)	(5,948)	179,849	**904,163**	**18.2 %**
Less: Noncontrolling interests	320	0.0 %	-	-	-	-	-	**320**	**0.0 %**
Net income - common shareholders	$ 960,866	19.4 %	$ (104,692)	$ (7,992)	$ (4,194)	$ (5,948)	$ 179,849	**$ 903,843**	**18.2 %**
Diluted earnings per share	$ 7.37		$ (0.80)	$ (0.06)	$ (0.03)	$ (0.05)	$ 1.37	**$ 6.94**	

	Quarter-to-Date FY 2024								
	As Reported March 31, 2024	**% of Sales**	**Acquired Intangible Asset Amortization**	**Business Realignment Charges**	**Meggitt Costs to Achieve**			**Adjusted March 31, 2024**	**% of Sales**
Net sales	$ 5,074,356	100.0 %	$ -	$ -	$ -	$ -	$ -	**$ 5,074,356**	**100.0 %**
Cost of sales	3,279,650	64.6 %	27,193	3,014	743	-	-	**3,248,700**	**64.0 %**
Selling, general and admin. Expenses	816,337	16.1 %	114,023	3,927	12,513	-	-	**685,874**	**13.5 %**
Interest expense	123,732	2.4 %	-	-	-	-	-	**123,732**	**2.4 %**
Other (income) expense, net	(65,406)	(1.3)%	-	1,527	-	-	-	**(66,933)**	**(1.3)%**
Income before income taxes	920,043	18.1 %	(141,216)	(8,468)	(13,256)	-	-	**1,082,983**	**21.3 %**
Income taxes	193,309	3.8 %	33,609	2,015	3,155	-	-	**232,088**	**4.6 %**
Net income	726,734	14.3 %	(107,607)	(6,453)	(10,101)	-	-	**850,895**	**16.8 %**
Less: Noncontrolling interests	160	0.0 %	-	-	-	-	-	**160**	**0.0 %**
Net income - common shareholders	$ 726,574	14.3 %	$ (107,607)	$ (6,453)	$ (10,101)	$ -	$ -	**$ 850,735**	**16.8 %**
Diluted earnings per share	$ 5.56		$ (0.82)	$ (0.05)	$ (0.08)	$ -	$ -	**$ 6.51**	

1. Release of a tax valuation allowance.

21

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2025							
	As Reported March 31, 2025	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Saegertown Incident	Adjusted March 31, 2025	% of Sales[2]
Diversified Industrial[1]	$ 779,103	23.0%	$ 61,600	$ 10,249	$ 2,072	$ -	**$ 853,024**	**25.2%**
Aerospace Systems[1]	372,908	23.7%	74,364	35	3,375	-	**450,682**	**28.7%**
Total segment operating income	1,152,011	23.2%	(135,964)	(10,284)	(5,447)	-	**1,303,706**	**26.3%**
Corporate administration	43,698	0.9%	-	(21)	-	-	**43,719**	**0.9%**
Income before interest and other	1,108,313	22.3%	(135,964)	(10,263)	(5,447)	-	**1,259,987**	**25.4%**
Interest expense	95,942	1.9%	-	-	-	-	**95,942**	**1.9%**
Other (income) expense	17,557	0.4%	-	116	-	7,725	**9,716**	**0.2%**
Income before income taxes	$ 994,814	20.1%	$ (135,964)	$ (10,379)	$ (5,447)	$ (7,725)	**$ 1,154,329**	**23.3%**
Supplemental Information:								
Diversified Industrial:								
North America businesses[1]	$ 467,064	23.0%	$ 40,209	$ 4,218	$ 1,038	$ -	**$ 512,529**	**25.2%**
International businesses[1]	312,039	23.0%	21,391	6,031	1,034	-	**340,495**	**25.1%**

	Quarter-to-Date FY 2024							
	As Reported March 31, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Cost to Achieve		Adjusted March 31, 2024	% of Sales[2]
Diversified Industrial[1]	$ 800,211	21.8%	$ 66,409	$ 6,953	$ 1,292	$ -	**$ 874,865**	**23.9%**
Aerospace Systems[1]	289,339	20.5%	74,807	(12)	11,964	-	**376,098**	**26.7%**
Total segment operating income	1,089,550	21.5%	(141,216)	(6,941)	(13,256)	-	**1,250,963**	**24.7%**
Corporate administration	56,782	1.1%	-	-	-	-	**56,782**	**1.1%**
Income before interest and other	1,032,768	20.4%	(141,216)	(6,941)	(13,256)	-	**1,194,181**	**23.5%**
Interest expense	123,732	2.4%	-	-	-	-	**123,732**	**2.4%**
Other (income) expense	(11,007)	-0.2%	-	1,527	-	-	**(12,534)**	**-0.2%**
Income before income taxes	$ 920,043	18.1%	$ (141,216)	$ (8,468)	$ (13,256)	$ -	**$ 1,082,983**	**21.3%**
Supplemental Information:								
Diversified Industrial:								
North America businesses[1]	$ 490,452	22.0%	$ 43,945	$ 3,058	$ 841	$ -	**$ 538,296**	**24.1%**
International businesses[1]	309,759	21.6%	22,464	3,895	451	-	**336,569**	**23.5%**

Parker

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

22

23 Reconciliation of EBITDA to Adjusted EBITDA (Dollars in thousands) Three Months Ended (Unaudited) March 31, 2025 % of Sales 2024 % of Sales Net sales $ 4,960,349 100.0% $ 5,074,356 100.0 % Net income $ 961,186 19.4% $ 726,734 14.3 % Income taxes 33,628 0.7% 193,309 3.8 % Depreciation 86,832 1.8% 87,082 1.7 % Amortization 135,964 2.7% 141,216 2.8 % Interest expense 95,942 1.9% 123,732 2.4 % EBITDA 1,313,552 26.5% 1,272,073 25.1 % Adjustments: Business realignment charges 10,379 0.2% 8,468 0.2 % Meggitt costs to achieve 5,447 0.1% 13,256 0.3 % Saegertown Incident 7,725 0.2% - 0.0 % EBITDA - Adjusted $ 1,337,103 27.0% $ 1,293,797 25.5 % EBITDA margin 26.5% 25.1 % EBITDA margin - Adjusted 27.0% 25.5%

24 Reconciliation of Operating Cash Flow Margin and Free Cash Flow Margin (Unaudited) (Dollars in thousands) 2025 2024 Net Sales 14,606,926$ 14,742,791$ Net Income 2,608,363$ 2,059,863$ Cash Flow from Operations 2,308,761$ 2,147,077$ Capital Expenditures (304,153) (283,328) Free Cash Flow 2,004,608$ 1,863,749$ Cash Flow from Operations Margin 15.8% 14.6% Free Cash Flow Margin 13.7% 12.6% Nine Months Ended March 31,

25 (Unaudited) (Dollars in thousands) 2025 2024 Net sales Diversified Industrial: Motion Systems $ 827,987 $ 942,667 Flow and Process Control 1,141,072 1,185,622 Filtration and Engineered Materials 1,419,700 1,537,354 Aerospace Systems 1,571,590 1,408,713 Total $ 4,960,349 $ 5,074,356 Three Months Ended March 31, Supplemental Sales Information Global Technology Platforms

26 RECONCILIATION OF FORECASTED EARNINGS PER SHARE (Unaudited) (Amounts in dollars) Q4 Fiscal Year 2025 Forecasted earnings per diluted share ~$6.05 Adjustments: Business realignment charges 0.17 Costs to achieve 0.02 Acquisition-related intangible asset amortization expense 1.07 Tax effect of adjustments1 (0.27) Adjusted forecasted earnings per diluted share ~$7.05 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Totals may not foot due to rounding Reconciliation of Q4 FY25 Guidance RECONCILIATION OF ORGANIC GROWTH (Unaudited) (Amounts in percentages) Q4 Fiscal Year 2025 Forecasted net sales (~2.0%) Adjustments: Currency 0.0% Divestitures 2.5% Adjusted forecasted net sales ~0.5% RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME (Unaudited) (Amounts in percentages) Q4 Fiscal Year 2025 Forecasted segment operating margin ~23.0% Adjustments: Business realignment charges 0.4% Costs to achieve 0.1% Acquisition-related intangible asset amortization expense 2.6% Adjusted forecasted segment operating margin ~26.1%

Reconciliation of FY25 Guidance

RECONCILIATION OF ORGANIC GROWTH

(Unaudited)
(Amounts in percentages)

	Fiscal Year 2025			
	Forecasted Net Sales	Divestitures	Currency	Adjusted Forecasted Net Sales
Diversified Industrial	~(6.0%)	~2.0%	~1.0%	~(3.0%)
North America Businesses	~(8.0%)	~3.5%	~0.5%	~(4.0%)
International Businesses	~(4.0%)	-	~1.5%	~(2.5%)
Aerospace Systems	~12.0%	-	~0.0%	~12.0%
Parker	**~(1.0%)**	**~1.5%**	**~0.5%**	**~1.0%**

RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME

(Unaudited)
(Amounts in percentages)

	Fiscal Year 2025				
	Forecasted Segment Operating Margin	Business Realignment Charges	Costs to Achieve	Acquisition-Related Intangible Asset Amortization Expense	Adjusted Forecasted Segment Operating Margin
Diversified Industrial					
North America Businesses	~22.9%	~0.2%	-	~2.0%	~25.1%
International Businesses	~22.1%	~0.8%	-	~1.6%	~24.5%
Aerospace Systems	~23.1%	-	~0.3%	~4.9%	~28.3%
Parker	**~22.7%**	**~0.3%**	**~0.1%**	**~2.8%**	**~25.9%**

RECONCILIATION OF FORECASTED EARNINGS PER SHARE

(Unaudited)

(Amounts in dollars)	Fiscal Year 2025
Forecasted earnings per diluted share	**$25.92 to $26.12**
Adjustments:	
Business realignment charges	**0.47**
Costs to achieve	**0.17**
Acquisition-related intangible asset amortization expense	**4.22**
Saegertown incident	**0.06**
Net gain on divestitures	**(1.91)**
Gain on sale of building	**(0.08)**
Tax effect of adjustments[1]	**(0.88)**
Discrete tax benefit[2]	**(1.37)**
Adjusted forecasted earnings per diluted share	**$26.60 to $26.80**

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

(Unaudited)

(Dollars in millions)	Fiscal Year 2025
Cash flow from operations	**$3,500 to $3,600**
Less: Capital Expenditures	~(400)
Free cash flow	**$3,100 to $3,200**

1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
2. Release of a tax valuation allowance.

*Totals may not foot due to rounding

Parker

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